Exhibit 99.2

ChoicePoint Inc.

Operating Results by Quarter

	Q1 2002	Q2 2002	Q3 2002	Q4 2002	Total 2002	Q1 2003	Q2 2003	Q3 2003	Q4 2003	Total 2003	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Total 2004
Insurance Services Revenue	$64,140	$67,031	$70,495	$68,616	$270,282	$76,134	$77,922	$78,100	$76,968	$309,124	$86,727	$88,129	$90,880	$86,632	$352,368
Screening and Authentication Services Revenue	29,223	33,727	32,796	32,846	128,592	34,926	40,506	43,411	43,774	162,617	46,428	53,339	56,609	56,330	212,706
Financial and Professional Services Revenue	25,325	26,315	25,261	23,408	100,309	26,728	25,692	25,576	25,116	103,112	26,086	31,737	33,905	33,003	124,731
Government Services Revenue	9,383	9,967	16,132	22,821	58,303	14,859	12,599	12,055	12,168	51,681	14,014	19,675	18,672	18,162	70,523
Royalty Revenue	1,597	1,542	1,563	1,153	5,855	1,303	1,389	1,305	1,105	5,102	1,165	1,270	1,370	699	4,504

Core Revenue (b)	$129,668	$138,582	$146,247	$148,844	$563,341	$153,950	$158,108	$160,447	$159,131	$631,636	$174,420	$194,150	$201,436	$194,826	$764,832

Revenue from Divested & Discontinued Lines (a)	72	—	—	—	72	—	—	—	—	—	—	—	—	—	—

Total Revenue	$129,740	$138,582	$146,247	$148,844	$563,413	$153,950	$158,108	$160,447	$159,131	$631,636	$174,420	$194,150	$201,436	$194,826	$764,832

Insurance Services Operating Income	$35,024	$35,502	$37,163	$36,950	$144,639	$42,436	$44,364	$43,998	$41,720	$172,518	$47,260	$48,401	$50,714	$49,476	$195,851
Screening and Authentication Services Operating Income	4,637	6,985	7,557	7,365	26,544	5,138	9,462	9,670	8,700	32,970	8,287	10,802	12,439	12,187	43,715
Financial and Professional Services Operating Income	5,204	7,507	6,900	4,284	23,895	6,202	5,787	5,714	5,809	23,512	5,761	6,317	8,024	8,246	28,348
Government Services Operating Income	1,275	1,136	3,762	6,823	12,996	3,291	2,617	2,276	2,828	11,012	3,084	6,045	4,043	4,848	18,020
Royalty Operating Income	997	933	932	464	3,326	646	626	416	380	2,068	204	661	798	399	2,062
Divested & Discontinued Operating Income (a)	(206)	—	—	—	(206)	—			—	—	—	—	—		—
Corporate	(11,518)	(16,885)	(16,163)	(15,619)	(60,185)	(13,758)	(16,469)	(14,850)	(12,936)	(58,013)	(15,951)	(18,306)	(17,869)	(17,426)	(69,552)

Operating Income before other charges	$35,413	$35,178	$40,151	$40,267	$151,009	$43,955	$46,387	$47,224	$46,501	$184,067	$48,645	$53,920	$58,149	$57,730	$218,444

Other charges (c):
Accelerated depreciation	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Stock option expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other operating charges (d)	—	(7,342)	—	—	(7,342)	—	(19,337)	(1,579)	(2,908)	(23,824)	—	—	—	—	—

Operating Income - Continuing Operations	$35,413	$27,836	$40,151	$40,267	$143,667	$43,955	$27,050	$45,645	$43,593	$160,243	$48,645	$53,920	$58,149	$57,730	$218,444

Operating Income -Discontinued Operations	$8,809	$10,898	$9,839	$9,308	$38,854	$7,846	$8,092	$4,571	$4,921	$25,430	$5,626	$5,571	$5,889	$6,250	$23,336

Operating Margins - Continuing Operations
Insurance Services	54.6%	53.0%	52.7%	53.9%	53.5%	55.7%	56.9%	56.3%	54.2%	55.8%	54.5%	54.9%	55.8%	57.1%	55.6%
Screening and Authentication Services	15.9%	20.7%	23.0%	22.4%	20.6%	14.7%	23.4%	22.3%	19.9%	20.3%	17.8%	20.3%	22.0%	21.6%	20.6%
Financial and Professional Services	20.5%	28.5%	27.3%	18.3%	23.8%	23.2%	22.5%	22.3%	23.1%	22.8%	22.1%	19.9%	23.7%	25.0%	22.7%
Government Services	13.6%	11.4%	23.3%	29.9%	22.3%	22.1%	20.8%	18.9%	23.2%	21.3%	22.0%	30.7%	21.7%	26.7%	25.6%
Divested & Discontinued Lines (a)	-286.1%	n/a	n/a	n/a	-286.1%	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

ChoicePoint excluding other charges as a percentage of total revenue (c) (d)	27.3%	25.4%	27.5%	27.1%	26.8%	28.6%	29.3%	29.4%	29.2%	29.1%	27.9%	27.8%	28.9%	29.6%	28.6%

Operating income as a percentage of total revenue - continuing operations (c)	27.3%	20.1%	27.5%	27.1%	25.5%	28.6%	17.1%	28.4%	27.4%	25.4%	27.9%	27.8%	28.9%	29.6%	28.6%

Internal Growth Rates (e)
Insurance Services	17.5%	17.0%	18.5%	18.0%	17.8%	17.2%	15.0%	10.1%	9.5%	12.8%	12.2%	11.4%	14.8%	10.3%	12.2%
Screening and Authentication Services	-5.3%	1.9%	7.1%	0.4%	1.4%	-5.4%	-3.2%	4.3%	15.1%	2.9%	22.7%	18.8%	16.5%	21.0%	19.6%
Financial and Professional Services	-9.3%	-0.7%	-1.6%	-5.3%	-4.3%	-2.0%	-10.6%	-5.4%	-6.6%	-6.2%	-2.4%	-3.6%	-6.9%	-8.1%	-5.2%
Government Services	20.9%	28.0%	76.8%	147.9%	72.1%	58.4%	26.4%	-25.3%	-46.7%	-11.4%	-24.5%	-5.9%	-0.7%	3.0%	-8.0%
Total ChoicePoint	6.3%	10.0%	15.6%	18.0%	12.6%	10.8%	6.3%	2.0%	-0.5%	4.4%	8.3%	9.3%	10.6%	9.5%	9.4%

	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Total 2005	Q1 2006	Q2 2006	Q3 2006
Insurance Services Revenue	$98,560	$100,963	$104,775	$98,555	$402,853	$112,326	$112,298	$116,118
Screening and Authentication Services Revenue	55,552	61,346	63,687	61,469	242,054	61,845	64,955	66,832
Financial and Professional Services Revenue	36,333	33,486	32,248	28,503	130,570	29,381	30,021	28,623
Government Services Revenue	31,080	29,981	35,326	32,971	129,358	31,375	32,324	35,123
Royalty Revenue	797	526	954	121	2,398	—	—	—

Core Revenue (b)	$222,322	$226,302	$236,990	$221,619	$907,233	$234,927	$239,598	$246,696

Revenue from Divested & Discontinued Lines (a)	—	—	—	—	—	—	—	—

Total Revenue	$222,322	$226,302	$236,990	$221,619	$907,233	$234,927	$239,598	$246,696

Insurance Services Operating Income	$54,204	$55,282	$57,906	$54,278	$221,670	$60,815	$60,039	$60,594
Screening and Authentication Services Operating Income	11,192	14,476	16,415	16,897	58,980	14,238	14,729	15,740
Financial and Professional Services Operating Income	9,863	6,223	5,074	2,651	23,811	2,169	3,355	2,432
Government Services Operating Income	5,363	2,208	6,487	5,268	19,326	3,834	2,851	4,859
Royalty Operating Income	770	325	506	121	1,722	—	—	—
Divested & Discontinued Operating Income (a)	—	—	—	—	—	—	—	—
Corporate	(19,722)	(18,183)	(20,685)	(17,633)	(76,223)	(16,521)	(16,142)	(17,291)

Operating Income before other charges	$61,670	$60,331	$65,703	$61,582	$249,286	$64,535	$64,832	$66,334

Other charges (c):
Accelerated depreciation	—	—	—	—	—	(5,463)	—	—
Stock option expense	—	—	—	—	—	(3,237)	(3,124)	(3,893)
Other operating charges (d)	(5,412)	(6,040)	(4,006)	(13,315)	(28,773)	(5,987)	(2,740)	(46,054)

Operating Income - Continuing Operations	$56,258	$54,291	$61,697	$48,267	$220,513	$49,848	$58,968	$16,387

Operating Income -Discontinued Operations	$4,831	$4,562	$3,279	$3,959	$16,631	$3,207	$1,513	$(126,520)

Operating Margins - Continuing Operations
Insurance Services	55.0%	54.8%	55.3%	55.1%	55.0%	54.1%	53.5%	52.2%
Screening and Authentication Services	20.1%	23.6%	25.8%	27.5%	24.4%	23.0%	22.7%	23.6%
Financial and Professional Services	27.1%	18.6%	15.7%	9.3%	18.2%	7.4%	11.2%	8.5%
Government Services	17.3%	7.4%	18.4%	16.0%	14.9%	12.2%	8.8%	13.8%
Divested & Discontinued Lines (a)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

ChoicePoint excluding other charges as a percentage of total revenue (c) (d)	27.7%	26.7%	27.7%	27.8%	27.5%	27.5%	27.1%	26.9%

Operating income as a percentage of total revenue - continuing operations (c)	25.3%	24.0%	26.0%	21.8%	24.3%	21.2%	24.6%	6.6%

Internal Growth Rates (e)
Insurance Services	11.8%	12.7%	12.4%	13.1%	12.6%	12.8%	10.1%	8.2%
Screening and Authentication Services	12.2%	11.5%	12.5%	9.1%	11.3%	11.1%	5.0%	3.8%
Financial and Professional Services	-1.4%	-6.0%	-4.9%	-13.6%	-6.8%	-19.1%	-10.3%	-11.2%
Government Services	0.4%	-7.4%	12.5%	3.3%	2.2%	-2.4%	7.1%	-0.6%
Total ChoicePoint	8.8%	6.8%	9.3%	6.2%	7.8%	4.6%	5.0%	2.7%

(a)	Divested & Discontinued Lines represents products and lines of businesses that were discontinued or divested, but which do not qualify for discontinued operations accounting.
(b)	Core revenue represents revenue from continuing business lines and is used by management to assess and manage its on-going businesses and to determine operational incentive awards.
(c)	Management excludes these charges in its assessments of operating results.
(d)	Other operating charges include specific expenses related to the fraudulent data access, asset impairment, lease abandonment, merger-related costs, unusual items, realignment charges, gain (loss) on sale of business, and other charges.
(e)	Internal revenue growth is the revenue growth from comparable business units for the same period in the prior year and excludes revenue from reimbursable expenses, acquisitions, divested and discontinued product lines and discontinued operations. This measure is used by management to analyze the performance of the business segments and as a criteria component for incentive compensation awards.

ChoicePoint Inc.

Operating Results by Quarter

	Q1 2005	Q2 2005	Q3 2005	Year to Date 2005	Q1 2006	Q2 2006	Q3 2006	Year to Date 2006
Net income	$36,970	$36,418	$39,584	$112,972	$30,610	$34,861	$(72,216)	$(6,745)
EPS	$0.40	$0.40	$0.43	$1.23	$0.34	$0.40	$(0.86)	$(0.08)
Less:
Cumulative change in accounting principle, net	—	—	—	—	—	—	—	—
Income (loss) from discontinued operations, net of tax	2,955	2,784	1,920	7,659	1,843	673	(77,928)	(75,412)
Gain (loss) on sale of discontinued operations, net	—	—	—	—	—	—	(3,088)	(3,088)

Income from continuing operations	$34,015	$33,634	$37,664	$105,313	$28,767	$34,188	$8,800	$71,755

EPS from continuing operations	$0.37	$0.37	$0.41	$1.14	$0.32	$0.39	$0.11	$0.83

Add back other charges (a):
Accelerated depreciation expense	—	—	—	—	5,463	—	—	5,463
Stock option expense	—	—	—	—	3,237	3,125	3,893	10,255
Other operating charges (b)	5,412	6,040	4,006	15,458	5,987	2,740	46,054	54,781
Tax provision (benefit) related to other charges	(2,084)	(2,223)	(1,522)	(5,829)	(5,059)	(1,685)	(20,713)	(27,457)

Income from continuing operations excluding other charges (a)(b)	$37,343	$37,451	$40,148	$114,942	$38,395	$38,368	$38,034	$114,797

EPS from continuing operations excluding other charges (a)(b)	$0.41	$0.41	$0.44	$1.25	$0.43	$0.44	$0.46	$1.32

Wtd Avg Shares	92,175	91,702	91,934	91,980	88,804	87,736	83,533	86,691

(a)	The Company has presented this information with and without these items because they represent costs that management excludes in its assessment of operating results of the business.
(b)	Other operating charges include specific expenses related to the fraudulent data access, lease abandonments, merger-related costs, unusual items, realignment charges, gain (loss) on sale of business, and other charges as follows:

	Q1 2005	Q2 2005	Q3 2005	Year to Date 2005	Q1 2006	Q2 2006	Q3 2006	Year to Date 2006
Asset impairments	—	—	—	—	3,940	1,497	44,720	50,157
Nonmerger severance	—	—	—	—	1,115	658	411	2,184
Lease abandonments	—	—	—	—	150	(386)	—	(236)
Expenses related to fraudulent data access	5,412	6,040	4,006	15,458	782	971	923	2,676
(Gain) loss on sale of business	—	—	—	—	—	—	—	—

Total other operating charges	5,412	6,040	4,006	15,458	5,987	2,740	46,054	54,781

ChoicePoint Inc.

Cash Flow and Balance Sheet Highlights

Reconciliation of net cash provided by operating activities to net free cash flow

	Q1 2005	Q2 2005	Q3 2005	Year to Date 2005	Q1 2006	Q2 2006	Q3 2006	Year to Date 2006
Net cash provided by operating activities - continuing operations	$40,218	$64,045	$50,150	$154,413	$40,475	$24,627	$87,493	$152,595

Additions to property and equipment	6,136	7,878	5,897	19,911	6,614	7,303	5,190	19,107
Additions to other assets, net	9,824	8,799	10,211	28,834	10,664	12,356	9,625	32,645

Total capital expenditures	15,960	16,677	16,108	48,745	17,278	19,659	14,815	51,752

Net free cash flow - continuing operations	$24,258	$47,368	$34,042	$105,668	$23,197	$4,968	$72,678	$100,843

Calculation of Net Debt and Net Debt to Total Book Capital Ratio

	March 31, 2005	June 30, 2005	September 30, 2005	December 31, 2005	March 31, 2006	June 30, 2006	September 30, 2006
Short-term debt and current maturities of long-term debt	$50,023	$50,042	$54,232	$50,022	$100,010	$101,810	$75,011
Long-term debt, less current maturities	65,024	20,041	30,038	80,035	105,032	95,031	315,030

Total Debt	115,047	70,083	84,270	130,057	205,042	196,841	390,041
Cash and cash equivalents	(11,162)	(1,069)	(5,377)	(21,337)	(8,499)	(5,337)	(37,229)

Net Debt	103,885	69,014	78,893	108,720	196,543	191,504	352,812

Net Debt	103,885	69,014	78,893	108,720	196,543	191,504	352,812
Book Value of Shareholders’ Equity	1,029,576	1,067,919	1,074,133	1,020,874	968,875	1,015,991	721,944

Total Capitalization	1,133,461	1,136,933	1,153,026	1,129,594	1,165,418	1,207,495	1,074,756

Net debt to total book capital ratio	9.2%	6.1%	6.8%	9.6%	16.9%	15.9%	32.8%